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                        Supplement dated October 11, 1999
                     to the Prospectuses dated May 1, 1999,
               of Flag Investors Real Estate Securities Fund, Inc.


         The fourth paragraph of the section "INVESTMENT ADVISOR AND SUB-ADVISOR" in the prospectuses for Flag Investors Real Estate Securities Fund, Inc. (the "Fund") is amended and supplemented as follows:

         Prior to June 4, 1999, the Advisor was an indirect subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with a subsidiary of Deutsche Bank A.G. ("Deutsche Bank"). Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

         A Special Meeting of Shareholders was held on October 7, 1999, at which time shareholders voted to approve a new investment advisory agreement (the "Advisory Agreement") between the Fund and Investment Company Capital Corp. ("ICC") and a new sub-advisory agreement (the "Sub-Advisory Agreement) among the Fund, ICC and LaSalle Investment Management (Securities), L.P. ("LaSalle"). Approval of the Advisory Agreement and Sub-Advisory Agreement was sought because Deutsche Bank indirectly became ICC's parent company and, therefore, controls its operations as investment advisor. The services provided to the Fund under the Advisory Agreement and Sub-Advisory Agreement are the same as those provided under the previous investment advisory agreement with ICC and sub-advisory agreement with LaSalle.


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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE




SUPPRE (10/99)